Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 400 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

Anheuser-Busch InBev Finance Inc.

(Exact name of obligor as specified in its charter)

Delaware, United States	38-3893771
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

250 Park Avenue New York, New York, USA	10177
(Address of principal executive offices)	(Zip code)

Anheuser-Busch InBev SA/NV

(Exact name of obligor as specified in its charter)

Belgium	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Brouwerijplein 1 3000 Leuven, Belgium
(Address of principal executive offices)	(Zip code)

Anheuser-Busch InBev Worldwide Inc.

(Exact name of obligor as specified in its charter)

Delaware, United States	90-0427472
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Busch Place St. Louis, Missouri, USA	63118
(Address of principal executive offices)	(Zip code)

Cobrew NV

(Exact name of obligor as specified in its charter)

Belgium	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Brouwerijplein 1 3000 Leuven, Belgium
(Address of principal executive offices)	(Zip code)

Brandbrew S.A.

(Exact name of obligor as specified in its charter)

Luxembourg	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

5 Rue Gabriel Lippmann Münsbach, L-5365, Luxembourg
(Address of principal executive offices)	(Zip code)

Brandbev S.a.r.l.

(Exact name of obligor as specified in its charter)

Luxembourg	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

5 Rue Gabriel Lippmann Münsbach, L-5365, Luxembourg
(Address of principal executive offices)	(Zip code)

Anheuser-Busch Companies, LLC

(Exact name of obligor as specified in its charter)

Delaware, United States	43-1162835
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Busch Place St. Louis, Missouri, USA	63118
(Address of principal executive offices)	(Zip code)

Guaranteed Debt Securities

and Guarantees of Debt Securities

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 14th day of December, 2015.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ R. Tarnas

Name:	R. Tarnas
Title:	Vice President